SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2014

MADISON COUNTY FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35679	46-0658311
(State or Other Jurisdiction Identification No.)	(Commission File No.)	(I.R.S. Employer of Incorporation)

111 West Third Street, Madison, Nebraska	68748
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (402) 454-6511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On May 19, 2014, Madison County Financial, Inc. (the “Company”) held its Annual Meeting of Stockholders.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 18, 2014.  The final results of the stockholder vote are as follows:

1.	The election of directors	For	Withheld	Broker Non-Vote

	Daniel Tunink	1,810,291	41,456	717,644

	David D. Warnemunde	1,810,191	41,556	717,644

	James R. Becker	1,803,009	48,738	717,644

2.	The ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

For	Against	Abstain	Broker Non-Vote

2,520,069	7,656	41,666	—

Item 8.01.                      Other Events.

On May 19, 2014, the Board of Directors of the Company authorized an increase in the number of shares that may be repurchased pursuant to the Company’s current stock repurchase plan.  Under the newly expanded repurchase plan, the Company is authorized to repurchase an additional 94,182 shares.  As of May 19, 2014, the Company had repurchased 87,071 of the 159,652 shares of its common stock that had been previously authorized for repurchase.

The repurchase program permits shares to be repurchased in open market or private transactions, through block trades, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.

Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Company and its stockholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance.  Open market purchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other applicable legal requirements.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases.  The repurchase program does not obligate the Company to purchase any particular number of shares.

Certain statements herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, general economic conditions, changes in interest rates, regulatory considerations, and competition. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release.

Item 9.01.              Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.Not Applicable.

(b)	Pro Forma Financial Information.Not Applicable.

(c)	Shell Company Transactions.Not Applicable.

(d)	Exhibits.Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MADISON COUNTY FINANCIAL, INC.
DATE: May 23, 2014	By:	/s/ David J. Warnemunde
David J. Warnemunde President and Chief Executive Officer